UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2001

Centura Software Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-21010	94-2874178
(Commission File Number)	(IRS Employer Identification Number)

975 Island Drive
Redwood Shores, California   94065
(Address of principal executive offices including zip code)

(650) 596-3400
(Registrant's telephone number, including area code)

Inapplicable
(Former Name or Former Address, if Changed Since Last Report)

Item 3. Bankruptcy or Receivership

On August 21, 2001, Centura Software Corpration, currently doing business as Mbrane, filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. The Press Release attached as Exhibit 99.1 explains the action more fully.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of business acquired. - Not applicable

(b) Pro forma financial information. - Not applicable

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 21, 2001.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

CENTURA SOFTWARE CORPORATION

By:	/s/ John Bowman

John Bowman
Chief Financial Officer (Principal Finance and Accounting Officer)

Dated: August 22, 2001

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 21, 2001.